SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                            FFD FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2006 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD") will be held at the McDonald/Marlite Conference Center, 143 McDonald Drive, S.W., New Philadelphia, Ohio 44663 on October 17, 2006, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more thoroughly described in the accompanying Proxy Statement:

         1.       To elect five directors of FFD for terms expiring in 2007; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments.

         Only FFD shareholders of record at the close of business on August 31, 2006, will be entitled to receive notice of, and vote at, the Annual Meeting and at any adjournment of the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a proxy does not affect your right to vote in person if you attend the Annual Meeting.


                                           By Order of the Board of Directors


                                           /s/ Trent B. Troyer

Dover, Ohio                                Trent B. Troyer
September 18, 2006                         President and Chief Executive Officer

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                                 PROXY STATEMENT


                                     PROXIES

         The Board of Directors of FFD Financial Corporation ("FFD," "we" or "us") is soliciting the enclosed proxy for use at our 2006 Annual Meeting of Shareholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the McDonald/Marlite Conference Center, 143 McDonald Drive, S.W., New Philadelphia, Ohio 44663, on October 17, 2006, at 1:00 p.m., local time. You may ensure your representation at the Annual Meeting by signing, dating and returning the enclosed proxy. We will not use the proxy for any other meeting.

         Without affecting any vote previously taken, you may revoke your proxy by either (i) submitting a written revocation or a later-dated proxy which is received by us before the proxy is exercised or (ii) attending the Annual Meeting and revoking the proxy in open meeting or voting in person before the proxy is exercised. Attending the Annual Meeting will not, by itself, revoke a proxy.

         Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as directed by the shareholder or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Richard A. Brinkman, Jr., Stephen G. Clinton, Leonard L. Gundy, Enos L. Loader and Robert D. Sensel as directors of FFD for terms expiring in 2007.

         Our directors, officers and other employees and those of our subsidiary, First Federal Community Bank ("First Federal"), may solicit proxies in person or by telephone, telegraph, mail, facsimile or electronic mail for use only at the Annual Meeting. We will bear the costs of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy and will pay all other costs incurred in the solicitation of proxies by our Board of Directors (the "Board").

         Only our shareholders at the close of business on August 31, 2006, are entitled to notice of, and to vote at, the Annual Meeting, and each shareholder is entitled to cast one vote for each share then owned. According to our records, as of August 31, 2006, there were 1,212,872 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to our shareholders on or about September 18, 2006.

                                  REQUIRED VOTE

         Each of our shareholders is entitled to cast one vote for each share owned on August 31, 2006. Under Ohio law and our Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected to the Board.

         If you hold your shares in "street name," you should review the information provided to you by your nominee, such as your broker or bank. This information will describe the procedures you must follow to instruct your nominee how to vote the street name shares and how to revoke previously given instructions.

         If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of The NASDAQ Stock Market ("NASDAQ") and the other self-regulatory organizations of which they are members, to vote your shares in their discretion on certain routine matters. The election of directors is considered routine. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote your shares for you. Proxies signed and submitted by broker/dealers which have not been voted are referred to as "non-votes." Broker non-votes and proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum for the Annual Meeting, but are not counted toward the election of directors.

         If you sign and date a proxy but do not specify how you wish for it to be voted, it will be voted FOR the reelection of the five nominees for director.
                           ---

                             OWNERSHIP OF FFD SHARES

         The following table provides certain information about the number of our common shares beneficially owned as of August 31, 2006, by our directors and executive officers.

                                                                Percent of total
Name (1)                              Number of shares (2)       outstanding (3)
--------                              --------------------       ---------------

Richard A. Brinkman, Jr.                   2,000 (4)                  0.16
Stephen G. Clinton                        35,505 (5)                  2.93
Leonard L. Gundy                          10,673 (6)                  0.87
Enos L. Loader                            27,541 (7)                  2.26
Robert D. Sensel                          32,500 (8)                  2.68
Trent B. Troyer                           35,162 (9)                  2.89
Scott C. Finnell                          10,866 (10)                 0.90
All directors and executive officers
    of FFD as a group (9 persons)         184,649 (11)               14.89

----------------------

(Footnotes on next page)

(1) Each of the persons listed on this table may be contacted at FFD's address at 321 North Wooster Avenue, Dover, Ohio 44622.

(2) All shares are directly owned with sole voting or investment power unless otherwise indicated.

(3) Assumes a total of 1,212,872 FFD shares outstanding, plus the number of shares the person or group has the right to acquire within 60 days.

(4) Includes 1,000 shares as to which Mr. Brinkman has shared voting and investment power as trustee of a family trust.

(5) Includes 13,917 shares as to which Mr. Clinton has shared voting power as trustee of the First Federal Community Bank Recognition and Retention Plan (the "RRP") and 1,850 shares held jointly with his spouse.

(6) Includes 8,945 shares that may be acquired upon the exercise of options awarded under the 2002 Stock Option Plan for Non-Employee Directors.

(7) Includes 6,445 shares that may be acquired upon the exercise of options awarded under the FFD Financial Corporation 1996 Stock Option and Incentive Plan (the "1996 Plan"), 13,917 shares as to which Mr. Loader has shared voting power as trustee of the RRP and 1,000 shares held jointly with his spouse.

(8)      Includes 10,000 shares held by Mr. Sensel's spouse.

(9) Includes 3,800 shares that may be acquired upon the exercise of options awarded under the 1996 Plan, 13,917 shares as to which Mr. Troyer has shared voting power as trustee of the RRP and 15,014 shares held in the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP").

(10) Includes 4,100 shares that may be acquired upon the exercise of options awarded under the 1996 Plan and 5,766 shares in the ESOP.

(11) Includes 36,139 shares that may be acquired in the next 60 days upon the exercise of options and 44,167 shares held in the ESOP. Shares held jointly by Messrs. Clinton, Loader and Troyer as trustees of the RRP are included only once in the total.

         The following table sets forth certain information about the only persons we know to beneficially own more than five percent of our outstanding common shares as of August 31, 2006:

                                      Amount and nature of        Percent of
Name and address                      beneficial ownership    shares outstanding
----------------                      --------------------    ------------------

FFD Financial Corporation                  124,007(1)               10.22%
  Employee Stock Ownership Plan
First Bankers Trust Services, Inc.
1201 Broadway
Quincy, Illinois  62301

                                      Amount and nature of        Percent of
Name and address                      beneficial ownership    shares outstanding
----------------                      --------------------    ------------------

Ancora Capital, Inc., et al.               109,034(2)                8.99%
One Chagrin Highlands
2000 Auburn Drive, Suite 420
Cleveland, Ohio 44122

Bulldog Investors, et al.                   68,283(3)                5.63%
60 Heritage Drive
Pleasantville, New York 10570

----------------------

(1) Includes 13,183 unallocated shares as to which First Bankers Trust Services, Inc. (the "ESOP Trustee") has sole voting power. The ESOP Trustee also has voting power over shares that have been allocated to the account of an ESOP participant but as to which no voting instructions are given by the participant. The ESOP Trustee has limited investment power over all 124,007 shares.

(2) Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission (the "SEC") on December 2, 2005, by Ancora Capital, Inc. ("Ancora Capital"), Ancora Securities, Inc. ("Ancora Securities"), Ancora Advisors, LLC ("Ancora Advisors"), Richard Barone, Fred DiSanto, CNM Management, LLC ("CNM"), Carmen Ilacqua and Umberto Fedeli. The Schedule 13D/A reported that the shares are held as follows: (i) 23,334 shares held by Ancora Managed Accounts which are owned by investment clients of Ancora Advisors; (ii) 46,700 shares owned by Merlin Partners, L.P., (iii) 12,000 shares owned by Fred Disanto as an individual investor and which includes shares owned by Mr. DiSanto's wife; (iv) 15,000 shares owned by ELI Investment Partners, L.P. ("ELI"), (v) 1,500 shares held by Carmen Ilacqua; and
         (vi) 10,500 shares owned by Umberto Fedeli. Ancora Capital, Ancora Advisors and Mr. Barone reported no shares owned directly; however, by virtue of Ancora Advisors Investment Management Agreement with investment clients, Ancora Advisors' being the General Partner of Merlin Partners, L.P. and by virtue of Mr. Barone's position as Portfolio Manager of Merlin Partners, L.P., Ancora Advisors, and Mr. Barone each may be deemed to beneficially own 70,034 shares as to which they each disclaim beneficial ownership. CNM and Mr. Ilacqua do not own shares directly, but because CNM is the General Partner of ELI and by virtue of Mr. Ilacqua's position as Portfolio Manager of ELI, CNM and Mr. Ilacqua may each be deemed to beneficially own 15,000 shares as to which they disclaim beneficial ownership.

(3) Based on information contained in a Schedule 13D filed with the SEC on April 25, 2006, by Bulldog Investors, Phillip Goldstein and Andrew Dakos. In this Schedule 13D, Mr. Goldstein reported sole dispositive power over 35,804 shares, sole voting power over 24,064 shares and joint voting power over 349 shares; Mr. Goldstein and Mr. Dakos reported joint dispositive power over 32,479 shares; and Mr. Dakos reported sole voting power over 32,479 shares.


                   ELECTION OF DIRECTORS AND BOARD INFORMATION

         Our Board takes a critical role in guiding our strategic direction and overseeing our management. There are five members of our Board, each of whom is elected to serve for a one-year term and until his respective successor is duly elected and qualified. The Board has determined that each of the directors is an "independent director" under applicable NASDAQ rules.

Nominations Process and Candidate Selection

         The Nominating Committee of our Board oversees the nominations process and recommends to the Board a slate of nominees for election as directors. The Nominating Committee operates pursuant to a charter that sets forth its various responsibilities regarding the nominations process. A copy of the Nominating Committee Charter was attached as Exhibit A to the proxy statement for our 2004 annual meeting of shareholders. The charter is not currently available on our website.

         The Nominating Committee has not established a formal process for identifying and evaluating nominees due to the committee's desire to approach the process according to the composition of the Board at the time. However, the process for identifying and evaluating nominees is generally as follows: In the case of incumbent directors, the Nominating Committee reviews each director's overall service to us during his term of service, including the number of meetings attended, level of participation and quality of performance and the director's desire to continue to serve. The Nominating Committee will then either nominate incumbent directors for reelection or, if the committee feels a new director is necessary or desirable, will use its network of contacts to compile a list of potential candidates. In the case of new director candidates, the committee looks at the candidate's skills and experience and also determines whether he or she is "independent" and whether the new director must be independent for us to remain in compliance with NASDAQ listing requirements. Factors such as community involvement, marketing or sales experience, financial expertise, business experience, business development expertise and knowledge of the bank and thrift industry are all considered when evaluating potential nominees. The committee then meets to discuss and consider each candidate's qualifications and chooses the nominees by majority vote.

         The Nominating Committee will consider director candidates recommended by shareholders. The Nominating Committee charter provides that the committee will receive and evaluate candidates recommended by shareholders equally, and using the same criteria, as recommendations from the Board, the committee, management or other sources. Other than as set forth in the charter, the Nominating Committee does not have any other policies regarding the consideration of candidates recommended by shareholders. The lack of policies regarding shareholder recommendations is primarily due to our lack of experience with such recommendations and the need to evaluate any such recommendations on a case-by-case basis.

         A shareholder who wishes to make a recommendation for a director candidate should contact the Board in the manner described in this Proxy Statement under the heading "Shareholder Communications with Directors." Any shareholder wishing to make a formal nomination for a director candidate must follow the procedures set forth in Section 2.03 of our Regulations. This section provides that nominees for election as directors may be proposed only by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to our Secretary by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of our common shares owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

Election of Directors

         Pursuant to the Nominating Committee's recommendation, the Board proposes the reelection of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2007 and until their successors are duly elected and qualified:

     Name                               Age           Director of FFD since
     ----                               ---           ---------------------

     Richard A. Brinkman, Jr.           51                    2003
     Stephen G. Clinton                 53                    1996
     Leonard L. Gundy                   57                    2002
     Enos L. Loader                     69                    1998
     Robert D. Sensel                   61                    1996

         Richard A. Brinkman, Jr. is the Chief Executive Officer of Tuscarawas County AAA, a position he has held since 1993. Mr. Brinkman is also the Chairman of the Ohio Conference of AAA Clubs, Vice Chair of the Tuscarawas County Port Authority and is involved in several other community and civic organizations.

         Stephen G. Clinton is President and a director of Capital Market Securities, Inc., a brokerage firm located in Kent, Ohio and until 2004 served as Vice President of Young & Associates, a financial institution consulting and capital markets firm also located in Kent. Prior to joining Capital Market Securities in 2001, Mr. Clinton was a principal of Tucker Anthony Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies, and the President of National Capital Companies, LLC, an investment banking firm.

         Leonard L. Gundy is President of Benchmark Construction, Inc. located in New Philadelphia, Ohio. Mr. Gundy has served as President of Benchmark, formerly Gundy Construction, Inc., since 1967.

         Enos L. Loader was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business consulting to several firms.

         Robert D. Sensel has been President, Chief Executive Officer and a director of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

         If any nominee is unable to stand for election, any proxies granting authority to vote for that nominee will be voted for the substitute nominee, if any, recommended by the Board.

         Your Board of Directors recommends that you vote FOR the reelection of the above-named nominees.

         Each of our directors is also a director of First Federal. Mr. Clinton and Mr. Sensel became directors of FFD in 1996 in connection with First Federal's conversion from mutual to stock form and the formation of FFD as First Federal's holding company (the "Conversion"). Mr. Loader was appointed to our Board effective June 1, 1998, Mr. Gundy was elected as a director at our 2002 annual meeting of shareholders and Mr. Brinkman was elected at our 2003 annual meeting of shareholders.

         Upon the retirement of a director from service, the Board may appoint such person to serve as a Director Emeritus of FFD. Directors Emeritus serve for one-year terms and are appointed annually. Directors Emeritus may attend and participate in meetings but do not have voting privileges. Currently, J. Richard Gray, Richard J. Herzig and Roy O. Mitchell, Jr. serve as Directors Emeritus.

Meetings of the Board and Committees

         Our Board met 12 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2006, as did First Federal's Board of Directors. We have a standing Audit Committee, Stock Option Committee, ESOP Committee and Nominating Committee. Each of our directors attended at least 75% of the total aggregate meetings of the Board and the Board committees on which he served during the last fiscal year.

         We do not have a compensation committee. We do not currently pay any compensation to any of our employees, which are composed solely of our executive officers. Our officers are also employees of First Federal and receive their compensation from First Federal. In the event we pay any compensation in the future, in accordance with NASDAQ rules, the independent directors will determine the compensation of our executive officers.

         Audit Committee. The Audit Committee is responsible for selecting and engaging our independent registered public accounting firm and for overseeing our financial reporting process. The Audit Committee met four times during the fiscal year ended June 30, 2006. The members of the Audit Committee are Mr. Brinkman, Mr. Clinton and Mr. Loader, each of whom is independent under applicable NASDAQ and SEC rules and regulations. The duties of the Audit Committee are more thoroughly set forth in the Amended and Restated Audit Committee Charter (the "Audit Charter"), which is attached as Exhibit A to this Proxy Statement. Pursuant to the terms of the Audit Charter, at least one member of the Audit Committee must be a "financial expert" under applicable SEC rules and regulations. The Board has determined that Mr. Clinton, the Chairman of the Audit Committee, is a financial expert.

         Nominating Committee. As is more thoroughly discussed under "Nominations Process and Candidate Selection" above, the Nominating Committee is responsible for recommending to the Board a slate of candidates for election as directors. The committee is comprised of Mr.

Brinkman, Mr. Clinton, Mr. Loader and Mr. Sensel, each of whom is independent under applicable NASDAQ rules. The Nominating Committee met once during the last fiscal year.

         Stock Option Committee. The Stock Option Committee is responsible for administering the 1996 Plan, including interpreting the plan and granting options pursuant to its terms. All of the directors are members of the Stock Option Committee. The Stock Option Committee met once during the 2006 fiscal year.

         ESOP Committee. The ESOP committee is responsible for administering and overseeing the ESOP. All of the directors serve on the ESOP Committee. The ESOP Committee met once during the last fiscal year.

Shareholder Communications with Directors

         A shareholder may communicate with the Board by mailing a written communication addressed to the full Board, or to an individual director or group of directors, at our address at 321 North Wooster Avenue, Dover, Ohio 44622. All such communications will be forwarded unopened (i) to an independent director if addressed to the full Board, (ii) to the specified director, or (iii) if addressed to a group of directors, to a member of such group.

Director Attendance at the Annual Meeting

         We encourage and expect all directors and nominees for election as a director to attend each annual meeting of shareholders. Any director or nominee who cannot attend an annual meeting is expected to notify us of his inability to attend as far in advance of the annual meeting as possible. All of the directors and nominees for election attended our 2005 annual meeting of shareholders.


                               EXECUTIVE OFFICERS

         The following information describes the business experience during the past five years of FFD's and First Federal's executive officers:

         Trent B. Troyer, age 43, has served as the President and Chief Executive Officer of FFD and First Federal since October 2000. From March 1997 to October 2000, Mr. Troyer was employed by First Federal as Senior Vice President of Commercial Lending. Mr. Troyer also serves on the board of the Ohio Bankers League.

         Robert R. Gerber, age 57, has served as Vice President, Treasurer and Chief Financial Officer of FFD and First Federal since October 2000. Mr. Gerber served as President of FFD and First Federal from 1996 until October 2000.

         Scott C. Finnell, age 37, has served as Executive Vice President of FFD and First Federal since November 2000. Prior to joining FFD and First Federal, Mr. Finnell was employed by Bank One, N.A. as Vice President, Commercial Lending.

         Sally K. O'Donnell, age 51, is the Secretary of both FFD and First Federal and is Senior Vice President of Retail Lending of First Federal. From 1998 until joining FFD and First Federal in April 2003, Ms. O'Donnell was the President of the Dover Market and District Manager of Retail Lending with Bank One, N.A. Ms. O'Donnell was named Secretary of FFD and First Federal in October 2004.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

         The following table includes compensation paid to Mr. Troyer, the President and Chief Executive Officer of FFD and First Federal, and Mr. Finnell, Executive Vice President of FFD and First Federal. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during the periods reported. The table includes compensation paid by First Federal for all services rendered during the periods shown. FFD currently does not pay any compensation to its executive officers.

                         Summary Compensation Table
                         --------------------------

                                     -------------------------------------------------------------------------------------------

                                      Annual compensation (1)                         Long-term compensation
--------------------------------------------------------------------------------------------------------------------------------

                                                                              Awards                            Payouts
                                                             -------------------------------------------------------------------

Name and principal         Year        Salary        Bonus   Restricted stock  Securities underlying      LTIP        All other
position                                ($)           ($)         awards           options/SARs         payouts     compensation
                                                                    ($)                 (#)               (#)            (2)
--------------------------------------------------------------------------------------------------------------------------------

Trent B. Troyer,           2006        $108,500     $30,000         --                  --                --           $25,312
President and              2005        $ 98,000     $19,000         --                  --                --           $23,863
Chief Executive Officer    2004        $ 93,000     $18,000         --                 2,000              --           $24,895

Scott C. Finnell,          2006        $ 84,500     $25,000         --                  --                --           $21,395
Executive Vice             2005        $ 80,000     $15,000         --                  --                --           $19,372
President                  2004        $ 75,000     $13,500         --                  500               --           $19,682

------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by Messrs. Troyer and Finnell, the cost of which was less than 10% of their compensation.

(2) Consists of the value of allocations to Mr. Troyer's and Mr. Finnell's ESOP accounts and $373 in annual premiums paid by FFD for term life insurance for each of Mr. Troyer and Mr. Finnell.

Stock Option Information

         We did not grant any stock options during fiscal 2006. The following table contains information regarding the number and value of unexercised options held by Messrs. Troyer and Finnell at June 30, 2006:


                                    Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/06 Option/SAR Values
                                    ---------------------------------------------------------------------------------

                                                               Number of securities underlying        Value of unexercised
                              Shares                             unexercised options/SARs at        "in-the-money" options/
                            acquired on          Value                   6/30/06 (#)                SARs at 6/30/06 ($) (2)
Name                       exercise (#)     realized ($) (1)       exercisable/unexercisable       exercisable/unexercisable
----                      --------------    ----------------       --------------------------      -------------------------
Trent B. Troyer               4,152            $24,331                   3,800/-0-                     $12,760/$-0- (3)
Scott C. Finnell                --                 --                     4,100/-0-                     $29,647/$-0- (4)


----------------------------------

(1) Value realized was calculated by multiplying the number of options exercised by the difference between the per share exercise price of the option and the closing price of our common shares on the date of exercise. The difference was $6.10 for 2,952 options and $5.27 for 1,200 options.

(2) For purposes of this table, the value of the options was determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the $17.00 closing price of our common shares on June 30, 2006.

(3) The exercise prices of Mr. Troyer's options are: $12.00 per share for 800 options; $12.48 per share for 1,000 options; and $14.88 per share for 2,000 options.

(4) The exercise prices of Mr. Finnell's options are: $8.375 per share for 3,000 options; $12.48 per share for 600 options; and $14.88 per share for 500 options.

Change of Control Agreement

         First Federal has entered into a change of control agreement with Mr. Troyer. The change of control agreement provides that if Mr. Troyer's employment is terminated by First Federal without "just cause" (as defined in the agreement), or by Mr. Troyer for specified reasons set forth in the agreement, at any time during the six months preceding or one year following a change of control (as defined in the agreement), we will (i) pay the premiums required to maintain coverage for Mr. Troyer and his dependents in all programs subject to the benefit provisions of COBRA until the earlier of the date replacement coverage is obtained or the one year anniversary of the termination and (ii) pay Mr. Troyer an amount equal to two times his then current annual base salary.

         If the sum of these payments and any other payments or benefits constitutes "excess parachute payments" to Mr. Troyer under the Internal Revenue Code, then the amounts due under the change of control agreement will be reduced to the maximum amount that would not be an "excess parachute payment."

         Neither we nor First Federal is a party to any other agreements that, upon the resignation or retirement of an executive officer or upon the occurrence of a change in control, would result in payments to an executive officer exceeding $100,000.

Director Compensation

         Each director receives a fee of $300 per regular Board meeting attended and $100 per special meeting attended. Each director of First Federal receives a fee of $700 per regular board meeting attended and $100 per special meeting attended. In addition, the directors of FFD and First Federal receive a fee of $25 per committee meeting attended, and members of FFD's Audit Committee and the First Federal's Senior Loan Committee receive $100 per committee meeting. Mr. Loader receives $20,000 for his service as Chairman of First Federal's Board of Directors. Directors Emeritus receive $150 per month from FFD and $350 per month from First Federal.

                               OTHER BENEFIT PLANS

Recognition and Retention Plan

         There are currently 13,917 shares remaining in the RRP. When shares are granted from the RRP, one-fifth of such shares become vested and non-forfeitable on each of the first five anniversaries of the date of the award.

Employee Stock Ownership Plan

         We have established the ESOP for the benefit of employees of us and our subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with us and our subsidiaries. The ESOP provides an ownership interest in FFD to all eligible full-time employees of First Federal. The ESOP trust borrowed funds from us with which it acquired 116,380 common shares in the Conversion. Due to subsequent purchases of shares by the ESOP trust and distributions to employees upon termination of employment, there are currently 124,007 shares held by the ESOP.

         ESOP shares are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.


                              CERTAIN TRANSACTIONS

         First Federal makes loans to executive officers and directors of FFD and First Federal in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, our directors and executive officers and persons holding more than 10% of our common shares are required to report their ownership of common shares and any changes in such ownership to both the SEC and us. To our knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2006, no directors, officers or 10% holders failed to timely file any such reports.


           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has selected Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the current fiscal year. The Audit Committee and management expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                             AUDIT COMMITTEE REPORT

         The Audit Committee is responsible for overseeing FFD's accounting functions and controls, as well as selecting an accounting firm to audit FFD's financial statements. The Board has adopted the Audit Charter to set forth the Audit Committee's responsibilities.

         As required by the Audit Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with FFD's management. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from FFD, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

         o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
         o The initial selection of, and whether there were any changes in, significant accounting policies or their application
         o        Management's judgments and accounting estimates
         o        Whether there were any significant audit adjustments
         o        Whether there were any disagreements with management
         o        Whether there was any consultation with other accountants
         o Whether there were any major issues discussed with management prior to Grant Thornton's retention
         o Whether Grant Thornton encountered any difficulties in performing the audit

         o Grant Thornton's judgments about the quality of FFD's accounting principles
         o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee has approved the audited financial statements for inclusion in FFD's Annual Report on Form 10-KSB for the year ended June 30, 2006, to be filed with the SEC.

         Stephen G. Clinton, Chairman
         Richard A. Brinkman, Jr.
         Enos L. Loader

Audit and Non-Audit Fees

         The following table sets forth fees we paid to Grant Thornton for the audit of our annual financial statements for the years ended June 30, 2006 and June 30, 2005, and fees billed for other services rendered by Grant Thornton to us during those periods.

                                         Year ended              Year ended
            Type of fees                June 30, 2006          June 30, 2005
            ------------                -------------          -------------
     Audit fees (1)                        $65,743                $49,510
     Audit related fees (2)                    990                 15,000
     Tax fees (3)                           13,345                  3,899
     All other fees (4)                        936                  1,800
                                           -------                -------
     Grant Thornton total fees             $81,014                $70,209
                                           =======                =======

----------------------------

(1) These are fees for professional services performed by Grant Thornton for the audit of our annual financial statements and review of financial statements included in our Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, such as consultations regarding the impact of accounting pronouncements and the implementation of internal control procedures.

(3) These are fees for professional services performed by Grant Thornton with respect to tax compliance, tax advice and tax planning, such as the preparation of federal, state and local tax returns.

(4) These are fees for any other work that is not included in any of the above categories.

         The Audit Committee pre-approves all services to be performed by our independent registered public account firm, and during the year ended June 30, 2006, all services provided to us by Grant Thornton were approved in advance by the Audit Committee.


                              SHAREHOLDER PROPOSALS

         Shareholders desiring to submit proposals to be considered for inclusion in our proxy statement and form of proxy for the 2007 annual meeting of shareholders must provide their proposals by May 21, 2007. If a shareholder intends to present a proposal and the proposal was not included in the proxy materials for the meeting, if we do not receive the proposal before August 4, 2007, then the proxies designated by the Board for the 2007 annual meeting will be entitled to vote on such proposal in their discretion, despite the exclusion of any discussion of the matter in the proxy materials.


                      DELIVERY OF ANNUAL MEETING MATERIALS
                       TO SHAREHOLDERS AT THE SAME ADDRESS

         The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports and proxy statements) to households. This method of delivery, often referred to as "householding," would generally permit us to send a single annual report and a single proxy statement to any household at which two or more different shareholders reside if we believe the shareholders share the same address, so long as the shareholder(s) have not opted out of the householding process after receiving appropriate notice that we have instituted householding. Each shareholder would continue to receive a separate notice of any meeting of shareholders and a separate proxy card. We have not instituted householding, but we may do so in the future. If we choose to do so, we will notify registered shareholders who will be affected by the householding at that time.

         Many brokerage firms and other holders of record have instituted householding. If your family has one or more "street name" accounts under which our common shares are beneficially owned, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the Proxy Statement or our 2006 Annual Report to Shareholders or if you wish to revoke householding and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.


                                  OTHER MATTERS

         The Board knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting. Our 2006 Annual Report to Shareholders, including financial statements, is enclosed with this

Proxy Statement. Any shareholder who has not received a copy of the 2006 Annual Report may obtain a copy, free of charge, by writing to us. The 2006 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.

         IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors


                                          /s/ Trent B. Troyer

Dover, Ohio                               Trent B. Troyer
September 18, 2006                        President and Chief Executive Officer

                                   EXHIBIT A

                            FFD FINANCIAL CORPORATION
                       CHARTER OF THE NOMINATING COMMITTEE
                       -----------------------------------


PURPOSE
-------

         The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of FFD Financial Corporation (the "Company") shall be to identify and screen individuals to become members of the Board; receive and evaluate recommendations for potential Board members from shareholders; recommend to the Board the slate of director nominees to be elected by shareholders; recommend directors to be elected by the Board to fill any vacancies; and handle other matters as the Board deems appropriate.

MEMBERS
-------

         The Committee shall consist of at least three members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of the The Nasdaq Stock Market and other applicable rules and regulations.

         The members of the Committee shall be appointed by the Board. The members shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the Independent Directors of the Board then in office.

RESPONSIBILITIES
----------------

         The Committee's principal responsibilities are to:

         1. Identify and evaluate prospective candidates for the Board, including those individuals recommended by shareholders. Individuals recommended by shareholders shall be evaluated equally and using the same criteria as individuals nominated by the Board, the Committee, management or other sources. In selecting nominees, the Committee may consider whether a current Board member wishes to be re-elected and, if a new nominee is needed, the skills and experience desired in a new director, such as community involvement, marketing or sales experience, financial expertise, business experience, technological knowledge or business development expertise. The Committee shall look for candidates who, both individually and as a group:

                  a. meet the Company's strategic needs and will be most effective in meeting the long term interests of the Company and its shareholders;

                  b. possess the highest personal values, judgment and integrity;

                  c. have an understanding of the regulatory and policy environment in which the Company operates; and

                  d. have diverse experience in the key business, financial and other challenges that face the Company.

         2. Recommend to the Board a slate of potential nominees to be proposed at the Company's annual meeting of shareholders, including the nomination of incumbent directors for re-election, as appropriate.

         3. Consider and recommend to the Board the appropriate size of the Board and retirement and other tenure policies for directors.

         4. Review the structure and compositions of the Board's other committees and make recommendations to the Board with respect to such matters.

         5. Review directorships in other public companies held by or offered to directors of the Company.

         6. Evaluate annually the performance of the Committee and the adequacy of the Committee's charter.

         7.       Review senior management membership on outside boards.

         8. Adopt, as the Committee deems necessary, policies and procedures regarding the nominations process.

OUTSIDE ADVISORS
----------------

         The Committee shall have the authority to retain such outside counsel, experts, and other advisors, including search firms to identify director candidates, as it determines appropriate to assist it in the full performance of its functions.

MEETINGS
--------

         The Committee shall meet as often as it deems necessary or appropriate and at such times and places as it may determine. A majority of the Committee shall constitute a quorum. The Committee may invite to meetings or exclude from meetings, in its discretion, any members of management, other directors, consultants or other persons as it deems necessary or desirable to provide the information the Committee needs to carry out its duties and responsibilities. Meetings of the Committee may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting. Minutes shall be kept and provided to the Board. The Committee shall make reports to the Board on its activities at such times as the Committee deems appropriate.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE      FFD FINANCIAL CORPORATION

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                   OF DIRECTORS OF FFD FINANCIAL CORPORATION
                         FFD FINANCIAL CORPORATION 2006
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 17, 2006

    The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints Leonard L. Gundy and Robert D. Sensel, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2006 Annual Meeting of Shareholders of FFD to be held on October 17, 2006, at the McDonald/Marlite Conference Center, 143 McDonald Drive, S.W., New Philadelphia, Ohio, 44663, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

                                                                With-
                                                         For    hold
1.  The  election of the five  directors  listed         [_]    [_]
    below (except as marked to the contrary below):

    Richard A. Brinkman, Jr.
    Stephen G. Clinton
    Leonard L. Gundy
    Enos L. Loader
    Robert D. Sensel

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

                   IMPORTANT: Please sign and date this Proxy.

    Your Board of Directors recommends that you vote "FOR" the nominees for director listed above.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR the nominees listed.

    All Proxies previously given by the above-signed are hereby revoked. Receipt of the Notice of the 2006 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-------Shareholder sign above---------------Co-holder (if any) sign above-------


--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                            FFD FINANCIAL CORPORATION

--------------------------------------------------------------------------------
    Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

   PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
                NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------

---------------------------------

---------------------------------